UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2017, Pamela J. Kessler accepted the invitation of the Board of Trustees (the "Board") of Physicians Realty Trust (the "Company") to join the Company's Board, effective on January 1, 2018. In connection with Ms. Kessler's appointment, the Board increased its size from 7 to 8 trustees.

Ms. Kessler, 51, is Executive Vice President, Chief Financial Officer and Corporate Secretary of LTC Properties, Inc. She joined LTC Properties, Inc. as Vice President and Controller in July 2000. In March 2007 Ms. Kessler was appointed Senior Vice President and Chief Financial Officer. In December 2010 she was promoted to Executive Vice President. Prior to joining LTC Properties, Inc., Ms. Kessler was the Corporate Controller for a privately held commercial and multifamily real estate developer and the Director of Financial Reporting for a Southern California apartment REIT. Formerly she was with Ernst & Young LLP. The Company expects Ms. Kessler to enter into the standard trustee indemnification agreement that the Company has with its trustees. A copy of the form of indemnification agreement is filed as Exhibit 10.4 to the Amendment No. 2 to the Company's Registration Statement on Form S-11 (File No. 333-188862) filed with the Securities and Exchange Commission on June 14, 2013.

Ms. Kessler will be compensated for her service on the Board pursuant to the non-employee trustee compensation program as described in the Company's most recent proxy statement dated March 23, 2017, as may be amended from time to time.

A copy of the press release issued by the Company announcing the election of Ms. Kessler is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated November 13, 2017, issued by Physicians Realty Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 13, 2017, issued by Physicians Realty Trust